SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              E-DENTIST.COM, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any  part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                               E-DENTIST.COM, INC.
                       2999 NORTH 44TH STREET, SUITE, 650
                                PHOENIX, ARIZONA

                                  June 25, 2001


TO THE STOCKHOLDERS OF E-DENTIST.COM, INC.

You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Meeting") of e-dentist.com, Inc. (the "Company"), to be held on July 27, 2001, at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018.

Please read the enclosed 2001 Annual Report to Stockholders and Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return the proxy card in the enclosed envelope to Continental Stock Transfer & Trust Company as soon as possible so that your vote will be recorded. If you attend the Meeting having already returned the proxy card, you may withdraw your proxy and vote your shares in person.

                               Very truly yours,


                               By: /s/ James M. Powers, Jr.
                                   -----------------------------------
                                   Name:  James M. Powers Jr.
                                   Title: Chairman of the Board and
                                          Chief Executive Officer

                               E-DENTIST.COM, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                                PHOENIX, ARIZONA


                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                            TO BE HELD JULY 27, 2001


TO OUR STOCKHOLDERS:

The 2001 Annual Meeting of Stockholders (the "Meeting") of e-dentist.com, Inc., a Delaware corporation ("e-dentist.com" or the "Company"), will be held on July 27, 2001 at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, for the following purposes:

(1) to elect one Class C director to serve for a term of three years or until his successor is duly elected and qualified;

(2) to approve the amendment to the Company's 1997 Stock Compensation Plan to increase the number of authorized shares under that plan to 3,500,000;

(3) to consider and vote upon a proposal to approve and ratify a certificate of amendment to the Company's restated certificate of incorporation of the Company that would change the Company's name to "EDT Learning, Inc.";

(4) to consider and vote for a proposal to approve and ratify the appointment of PricewaterhouseCoopers LLP, as Company's Independent auditors for the fiscal year ending March 31, 2002.

(5) to consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

Only stockholders of record at the close of business on June 4, 2001 are entitled to notice of and to vote at the Meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS


                       /s/ James M. Powers, Jr.
                       -----------------------------------
                       Name:  James M. Powers Jr.
                       Title: Chairman of the Board and
                              Chief Executive Officer

Phoenix, Arizona
June 25, 2001

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. RETURNING YOUR A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               E-DENTIST.COM, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                                PHOENIX, ARIZONA

                                 PROXY STATEMENT

                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of e-dentist.com, Inc., ("e-dentist.com" or the "Company"), for use at the Company's 2001 Annual Meeting of Stockholders (the "Meeting") to be held at 9:00 a.m., local time, on July 27, 2001, at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the stockholders of the Company on or about June 25, 2001.

The Company is mailing its 2001 Annual Report to Stockholders, including consolidated financial statements, simultaneously with this Proxy Statement to all stockholders of record as of the close of business on June 4, 2001. That report does not constitute a part of this proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's common stock, par value $0.001 per share. Each share of the Company's common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy constitute a quorum. On June 4, 2001, the record date for stockholders entitled to vote at the Meeting, 10,572,548 shares of the Company's common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope either to Continental Stock Transfer & Trust Company, Proxy Department, 2 Broadway, New York, New York 10275-0491 or the Company at 2999 N. 44th Street, Suite 650, Phoenix, AZ 85018. The Company's common stock represented by each effective proxy will be voted at the Meeting in accordance with the instruction on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted (1) FOR election of the nominee named in the proxy as Class C director;
(2) FOR approval of the amendment to the Company's 1997 Stock Compensation Plan to increase the number of authorized shares under that plan to 3,500,000; (3) FOR approval of the certificate of amendment of the Company's Restated Certificate of Incorporation changing the Company's name to EDT Learning, Inc.;
(4) FOR approval and ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2002; and (5) as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any stockholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. With respect to the proposal to approve the amendment to the Company's 1997 Stock Compensation Plan to increase the number of authorized shares under that plan to 3,500,000, the affirmative vote of a majority of the shares present or represented by proxy at the meeting and voting on the proposal is required. With respect to the approval of the certificate of amendment to the Company's Restated Certificate of Incorporation changing the Company's name to EDT Learning, Inc. the affirmative vote of a majority of the outstanding shares is required. With respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2002, the affirmative vote of a majority of the shares present or represented by proxy at the meeting and entitled to vote is required. With respect to any other matter which may properly come before the Meeting, unless a greater number of votes is required by law or by the Company's restated certificate of incorporation, a matter will be approved by the stockholders if the votes cast in favor of the matter exceed the votes cast in opposition.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes and abstentions, which may be specified on the proposal to amend the restated certificate of incorporation to change the name of the Company to EDT Learning, Inc. and the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2002, will have the same effect as a vote against that proposal. However, for purposes of determining the outcome of the election of the directors, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes will not be considered as votes cast for the matter. Thus, abstentions and broker non-votes will have no impact in the election of the Class C director, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of Continental Stock Transfer & Trust Company to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone, telegraph or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

The Company's restated certificate of incorporation provides for the classification of the Company's Board of Directors into three classes. The term of office of the Class C directors expires at this Annual Meeting; the term of office of the Class A directors expires at the Company's 2002 Annual Meeting of Stockholders and the term of office of the Class B directors expires at the Company's 2003 Annual Meeting of Stockholders. One Class C nominee is proposed to be elected at this Annual Meeting to serve for a three-year term to last until the 2004 Annual Meeting of Stockholders or until his successor is duly elected and has been qualified. The director whose term will expire at this Annual Meeting has been nominated for re-election as a Class C director. Nominee for Class C director will be elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will have no effect on the election of Directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees for director named below. If, at the time of the Meeting, any of the nominees shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. Management is currently unaware of any circumstances likely to render any of the nominees unavailable for election or unable to serve.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

The Board of Directors unanimously recommends that the stockholders vote FOR election of the following nominee as a Class C director of the Company.

                                                                        DIRECTOR
NAME                          AGE     POSITION                           SINCE
----                          ---     --------                           -----
George M. Siegel               63     Director                           1998

CONTINUING DIRECTORS

The persons named below will continue to serve as directors of the Company until the annual meeting of stockholders in the year indicated below and until their successors are elected and take office. Stockholders are not voting on the election of the Class A and Class B directors. The following table shows the names, ages and positions of each continuing director.

CLASS A - TERM EXPIRES AT THE COMPANY'S ANNUAL MEETING IN 2002


                                                                        DIRECTOR
NAME                          AGE     POSITION                           SINCE
----                          ---     --------                           -----
James M. Powers, Jr.           45     Chairman of the Board, President   1998
                                      and Chief Executive Officer


CLASS B - TERM EXPIRES AT THE COMPANY'S ANNUAL MEETING IN 2003


                                                                        DIRECTOR
NAME                          AGE     POSITION                           SINCE
----                          ---     --------                           -----
James H. Collins               54     Director                           2000
David A. Little, D.D.S.        43     Director                           1999
Daniel T. Robinson, Jr.        40     Director                           2000

The following table sets forth certain information concerning e-dentist.com's directors and nominees to become a director (ages are as of March 31, 2001):

NAME                          AGE     POSITION
----                          ---     --------
James M. Powers, Jr.           45     Chairman of the Board, President and
                                      Chief Executive Officer
James H. Collins               54     Director
David A. Little, D.D.S.        43     Director
Daniel T. Robinson, Jr.        40     Director
George M. Siegel               63     Current Director and Director Nominee

JAMES M. POWERS, JR., has served as e-dentist.com's Chairman of the Board and Chief Executive Officer since November 1998. Dr. Powers served as Chairman of the Board and President of Liberty Dental Alliance, Inc. ("Liberty") from September 1997, until November 1998, when e-dentist.com agreed to acquire Liberty, a Nashville, Tennessee-based dental practice management company in its formative stages. Dr. Powers also has served as the Chairman of the Board of Directors of Clearidge, Inc., a Nashville-based bottled water company from May 1993 until its sale in 1999. Dr. Powers is a co-founder and member of the Board of Directors of Barnhill's Country Buffet, Inc., a Memphis, Tennessee-based, 34-unit restaurant chain. Since his graduation from the University of Tennessee College of Dentistry in 1979 until November 1998, Dr. Powers practiced dentistry in a private practice in Waverly, Tennessee. He also received his M.B.A. from Vanderbilt University in 1984.

JAMES H. COLLINS has served as a corporate executive for over 25 years, an investment banker in public and private capital markets and financial operational management, successfully completing six corporate turnarounds. From 1998 until 2000, Mr. Collins served as President, COO and a member of the Board of Directors of Scripps Clinic in San Diego, California. Continuing since 1997, Mr. Collins has served as Chairman and CEO of All Post, Inc., a video production company and Cinetech, Inc., a film restoration and preservation company, both providing services to the entertainment industry. Prior to 1997, Mr. Collins formed and managed a real estate asset management company. Additional industry experience includes financial services, consumer electronics, food products, construction, entertainment and gaming. He serves as a Director of The John Tracy Clinic. Mr. Collins is a Certified Public Accountant and a NASD General Securities Principal. Mr. Collins received his B.S. and M.B.A. from the University of Southern California.

DAVID A. LITTLE, D.D.S. has been engaged in the private practice of dentistry in San Antonio, Texas since 1984 and is president of David A. Little, D.D.S., P.C., one of e-dentist.com's affiliated practices. Dr. Little is a member of the American Dental Association, the Texas Dental Association, the Academy of General Dentistry, and the American Academy of Cosmetic Dentistry. Dr. Little is a Fellow in both the American College of Dentists and the International College of Dentists. He frequently lectures to dentists and their staffs on various aspects of dental practice management as well as cosmetic, restorative and implant dentistry. Dr. Little received his B.A. degree from St. Mary's University and his Doctor of Dental Surgery from the University of Texas Health Science Center Dental School in 1984.

DANIEL T. ROBINSON, JR., is an attorney with The Bogatin Law Firm, PLC in Memphis, Tennessee, and has been engaged as an investor and principal advisor in private ventures since 1995. He currently is an owner, officer and director in several closely held businesses. Mr. Robinson also serves as the Chief Manager of several limited liability companies that are principal investors and advisors in private equity projects. In addition to his work as an attorney focusing on mergers and acquisitions, Mr. Robinson has been engaged in merchant banking, software development and the foodservice industries. Mr. Robinson holds a B.B.A. in finance, and an M.B.A. and J.D. from the University of Memphis. He is a member of the Tennessee Bar Association.

GEORGE M. SIEGEL is the former Chairman of the Board of Director of BrightStar Information Technology Group, Inc., and was since its inception. BrightStar is a public company (NASDAQ:BTSR) of which he was a co-founder. He also served as Chairman of the Board of BrightStar's Singapore Joint Venture. Mr. Siegel is a co-founder and Director of e-dentist.com. In 1995, Mr. Siegel co-founded MindWorks Professional Education Group, Inc. In 1990 he founded Parcelway Courier Systems, Inc., publicly traded under Dynamex (AMEX:DDN) and served as its President and Chief Executive Officer until 1995. Mr. Siegel received his B.S. in Business Administration and Marketing from Roosevelt University, Chicago, Illinois.

                  PROPOSAL TWO: AMENDMENT TO STOCK OPTION PLAN

The Board of Directors has adopted and recommends the approval of an amendment to increase the number of authorized shares under the Company's 1997 Stock Compensation Plan to 3,500,000 (the "Amendment"). As of March 31, 2001, the
Company had granted incentive and nonstatutory stock options to purchase 1,643,173 shares, none of which have been exercised, and has not made any restricted stock awards. There are currently 2,000,000 shares authorized for issuance under the 1997 Stock Compensation Plan. The closing price of the Company's common stock on the American Stock Exchange was $0.45 on March 31, 2001.

THE 1997 STOCK COMPENSATION PLAN

Subject to stockholder approval, the Board of Directors has adopted the Amendment to the 1997 Stock Compensation Plan. The purpose of the 1997 Stock Compensation Plan is to strengthen the ability of the Company to attract and retain well-qualified executive and managerial personnel, to furnish additional incentive to those persons responsible for the successful management and operation of the Company, and thereby to enhance stockholder value. The Company's plan includes the utilization of options in its acquisition strategy and the issuance of options to all full-time employees.

The 1997 Stock Compensation Plan requires that the exercise price for each incentive and nonstatutory stock option must not be less than 100% of the fair market value per share of the common stock at the time the option is granted. No incentive stock option, however, may be granted to an employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the company unless the option price is at least 110% of the fair market value of the common stock at the date of grant and the option period is not more than five years from the date of grant. No employee may be granted incentive stock options that first become exercisable during a calendar year to purchase common stock, or stock of any affiliate (or a predecessor of the company or an affiliate), with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An incentive stock option counts against the annual limitation only in the year it first becomes exercisable. Incentive stock options may be granted only to employees of the company.

The time period during which an option may be exercised by the holder may not be more than ten years from the date the option is granted. Options may be exercised as provided in the option agreement and as specified by the Compensation Committee. All vested portions that become exercisable are cumulative and may be exercised at any time after they become exercisable until the option expires. Options are not assignable or transferable other than by will or the laws of descent and distribution or between spouses or incident to divorce.

Full payment for shares purchased upon exercise of an option must be made at the time of exercise. No shares may be issued until full payment is made. The 1997 Stock Compensation Plan provides that an option agreement may permit an optionee to pay by means of cash, check or cashless exercise involving the sale of shares by, or a loan from, a broker. Unless sooner terminated by action of the Board of Directors, the 1997 Stock Compensation Plan will terminate on July 1, 2007.

The Board of Directors has retained the right to amend or terminate the Stock Option Plan, as it deems advisable. However, no amendment shall be made to materially increase the number of shares of stock which may be optioned under the 1997 Stock Compensation Plan or the number of options that may be granted to any individual optionee, materially modify the requirements as to eligibility for participation in the 1997 Stock Compensation Plan or materially increase the benefits which may accrue to participants under the 1997 Stock Compensation Plan without submitting such amendments to the stockholders for approval. In addition, no amendment to, or termination of the 1997 Stock Compensation Plan shall impair the rights of any individual under options previously granted without such individual's consent.

FEDERAL INCOME TAX CONSEQUENCES

No tax obligation will arise for the optionee or the Company upon the granting of either incentive stock options or non-qualified stock options under the 1997 Stock Compensation Plan. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The taxable event arising from exercise of non-qualified stock options by officers of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the optionee elects, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during the period and the capital gain holding period will not begin to run until the completion of such period.

Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option shares within two years from the date the option was granted and within one year after the exercise of the option, and the option is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as long term capital gain. Subject to the limitations in the 1997 Stock Compensation Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the Company. The Company is not entitled to any tax deduction, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, and (ii) the amount realized on disposition minus the option price, will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of shares prior to the expiration of the full term of the holding period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax" under the Internal Revenue Code. The tax benefits, which might otherwise accrue to an optionee, may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

Other than the options to acquire 1,643,173 shares that have been issued under the 1997 Stock Compensation Plan as of March 31, 2001 no additional options have been conditionally granted by the Company. If the Amendment is approved, there will be 1,856,827 shares available for future option grants by the Company.

VOTE REQUIRED AND BOARD RECOMMENDATION

THE AMENDMENT TO THE STOCK OPTION PLAN MUST BE APPROVED BY THE HOLDERS OF A MAJORITY OF SHARES PRESENT OR REPRESENTED BY PROXY AT THE MEETING AND VOTING ON THE PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE 1997 STOCK COMPENSATION PLAN TO 3,500,000, AND PROXIES SOLICITED AND GATHERED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                  PROPOSAL THREE: APPROVAL AND RATIFICATION OF
      CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

The Company is proposing to change its name from e-dentist.com, Inc. to "EDT Learning, Inc." to more accurately reflect its current business model and the expansion of the scope of its business offering which focuses on providing e-Learning tools and systems to corporate clients inside and outside of the dental industry. The certificate of amendment to the restated certificate of incorporation of the Company is only intended to effect this proposed name change, and accordingly no other changes are being made to the Company's restated certificate of incorporation. The Board of Directors approved the adoption of the certificate of amendment to the restated certificate of incorporation by unanimous written consent on June 8, 2001. The Company will not be changing its ticker symbol and it will therefore remain "EDT".

The affirmative vote of the holders of a majority of the shares outstanding is needed to approve and ratify the certificate of amendment to the Company's restated certificate of incorporation.

THE CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION MUST BE APPROVED BY THE HOLDERS OF A MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION AND PROXIES SOLICITED AND GATHERED WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE.

        PROPOSAL FOUR: APPROVAL AND RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ended March 31, 2002, subject to the approval and ratification of stockholders. The Board of Directors unanimously recommends that stockholders vote to approve and ratify the appointment of PricewaterhouseCoopers LLP as the Company's Independent Auditors for fiscal 2002. PricewaterhouseCoopers LLP has served as the independent auditors of the Company since the Company's formation in February 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED AT THE MEETING AND ENTITLED TO VOTE IS NEEDED TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2002. IF THE APPOINTMENT IS NOT APPROVED, THE MATTER WILL BE REFERRED TO THE AUDIT COMMITTEE FOR FURTHER REVIEW. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2002.

PricewaterhouseCoopers  LLP  are  the  principal  accountants  of  the  Company.
PricewaterhouseCoopers LLP provides tax advice to the Company. The Audit Committee of the Board of Directors has considered whether the provision of non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

AUDIT FEES

PricewaterhouseCoopers LLP billed the Company and its subsidiaries approximately $130,000 for the following professional services: audit of the annual financial statements of the Company for the fiscal year ended March 31, 2001, and review of the interim financial statements included in quarterly reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage PricewaterhouseCoopers LLP to provide services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

ALL OTHER FEES

PricewaterhouseCoopers LLP billed the Company and its subsidiaries approximately $17,000 for other services for the fiscal year ended March 31, 2001.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table shows, as of May 31, 2001, the "beneficial ownership" of the e-dentist.com common stock of (i) each director and nominee to become a director, (ii) each executive officer, (iii) all executive officers and directors of e-dentist.com as a group and (iv) each person who owns more than 5% of the outstanding common stock. The address of each person in the table is c/o e-dentist.com, Inc., 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018.

                                                      PERCENT          NUMBER
                                                      -------          ------
James M. Powers, Jr.                                    6.9%          842,088(1)
Charles Sanders                                         3.0%          370,000(2)
James L. Dunn, Jr.                                      1.7%          206,358(3)
Omer K. Reed                                            1.3%          157,800(4)
Glenn J. Bonagura                                       1.1%          130,000(5)
George Siegel                                           1.0%          126,180(4)
David Little                                              *            54,807(6)
James H. Collins                                          *            20,000(4)
Daniel T. Robinson, Jr.                                   *            16,171(7)
ALL EXECUTIVE OFFICERS, NOMINEES AND DIRECTORS
AS A GROUP (NINE PERSONS)                              15.7%        1,923,404

----------
*    less than 1%
(1) Includes 583,573 shares that may be acquired upon the exercise of stock options and 10,858 shares that may be acquired upon the conversion of a convertible promissory note.
(2) Includes 170,000 shares that may be acquired upon the exercise of stock options
(3) Includes 153,333 shares that may be acquired upon the exercise of stock options
(4) Includes 10,000 shares that may be acquired upon the exercise of stock options
(5) Includes 120,000 shares that may be acquired upon the exercise of stock options
(6) Includes 5,000 shares that may be acquired upon the exercise of stock options
(7) Includes 11,171 shares that may be acquired upon the exercise of stock options

There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                         BOARD ORGANIZATION AND MEETINGS

During fiscal 2001, the Board of Directors of the Company (the "Board") held four (4) regular meetings and three (3) special called meetings and acted by unanimous written consent on two (2) occasions.

The Board has an Audit Committee, a Compensation Committee and a Nominating Committee each of which was initially constituted on March 30, 1998. During fiscal 2001, each director attended at least seventy-five percent (75%) of the aggregate of the total number of Board meetings and of meetings of committees of the Board on which he served, except for Walter Anderson who attended at least 50% of the aggregate of the total number of board meetings. The members of the Audit and Compensation Committees are not employees of the Company.

AUDIT COMMITTEE

The Audit Committee recommends the independent public accountants to be selected by the Board for stockholder approval each year and acts on behalf of the Board in reviewing with the independent public accountants, the chief financial and chief accounting officer and other corporate officers, various matters relating to the adequacy of the Company's accounting policies and procedures and financial controls and the scope of the annual audits by the independent public accountants. The Audit Committee consists of Mr. Maris (Deceased), Mr. Robinson and Mr. Collins (Chairman). During fiscal 2001, the Audit Committee held three
(3) meetings. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Exhibit A.

COMPENSATION COMMITTEE

The Compensation Committee is authorized to establish the general compensation policy for the officers and directors of the Company and annually reviews and establishes officers' salaries and participation in benefit plans, prepares reports required by the Securities and Exchange Commission (the "SEC") and approves the directors' compensation. The Compensation Committee consists of Mr. Maris (Deceased), Mr. Siegel (Chairman), and Mr. Collins. During fiscal 2001, the Compensation Committee held one (1) meeting.

NOMINATING COMMITTEE

The Nominating Committee is authorized to develop policies on the size and composition of the Board and criteria relating to candidate selection, propose to the Board a slate of director nominees for election at annual meetings of stockholders, propose candidates to fill vacancies on the Board; and, recommend board members to serve on the various committees of the Board. The members of the Nominating Committee are Dr. Powers (Chairman), Mr. Robinson and Dr. Little. During fiscal 2001, the Nominating Committee held one (1) meeting.

DIRECTOR COMPENSATION

Directors who are employees of e-dentist.com or an affiliated practice do not receive additional compensation for serving as directors. Each director who is not an employee of e-dentist.com or an affiliated practice receives a fee of $1,500 for attendance at each Board of Directors meeting and $750 for each committee meeting (unless held on the same day as a Board of Directors meeting). All directors of e-dentist.com are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof, and for other expenses incurred in their capacity as directors of e-dentist.com. In addition, under the Company's 1997 Stock Compensation Plan (the "Stock Plan"), each such director has been granted nonqualified options to purchase 10,000 shares of e-dentist.com common stock. In addition, each newly elected nonemployee director automatically will be granted nonqualified options to purchase 10,000 shares of e-dentist.com common stock on the date that the person first becomes a nonemployee director of the Company. Thereafter, each nonemployee director automatically will be granted nonqualified options to purchase 5,000 shares of e-dentist.com common stock on the date of the Company's annual meeting of stockholders. Each option will have an exercise price per share equal to the fair market value of the Company's common stock on the date of grant. All the options granted to the nonemployee directors have a term of ten years, and become exercisable as to follows: one half on the first anniversary of the date of grant and one half on the second anniversary of the date of grant.

                             EXECUTIVE COMPENSATION

The following table sets forth each component of compensation paid or awarded to, or earned by, each person who served as Chief Executive Officer of e-dentist.com during the fiscal year ended March 31, 2001, the four other most highly compensated executive officers serving as of March 31, 2001 whose aggregate cash compensation exceeded $100,000 during fiscal 2001 and up to two former executive officers of the Company who would have been one of the four most highly compensated executive officers had such officers been serving as such at the end of the Company's last fiscal year (collectively, the "Named Executive Officers") for the fiscal years indicated.

                                                                                         SECURITIES
NAME AND PRINCIPAL               FISCAL                                    OTHER         UNDERLYING         ALL OTHER
POSITION                          YEAR        SALARY $      BONUS $     COMPENSATION      (NUMBER)       COMPENSATION ($)
------------------                ----        --------      -------     ------------      --------       ----------------
James M. Powers, Jr. (1),(2)      2001         205,776          --         23,742          180,156           9,000
    Chairman of the Board         2000         199,999          --         52,773          105,000           6,000
    President and Chief           1999          53,974          --         14,256          300,000              --
    Executive Officer
Charles Sanders                   2001         175,000          --             --           45,000              --
    Sr.Vice President,
    Chief Financial Officer
    and Chief Operating
    Officer
James L. Dunn, Jr. (2)            2001         147,780          --             --           85,000
    Sr. Vice President,           2000         125,624          --          1,557           35,000
    General Counsel and           1999         125,000          --         23,292               --              --
    Chief Development
    Officer
Sam H. Carr (2),(3)               2001          78,301          --         64,000               --              --
    Former Sr. Vice               2000         175,000          --         16,277           70,000              --
    President, Chief              1999         175,000          --         38,326               --              --
    Financial Officer and
    Director
Omer K. Reed, D.D.S. (4)          2001         131,250          --        120,000           15,000
    Former Clinical               2000         175,000          --        190,000            5,000              --
    Officer and Director          1999          87,500          --        310,000               --              --
Glenn J. Bonagura (5)             2001         145,032          --             --          120,000           5,100
    Sr. Vice President of
    Marketing

----------
(1) Dr. Powers commenced his employment with e-dentist.com on November 13, 1998.
(2) The amount set forth as Other Compensation represents the expenses paid by e-dentist.com in connections with the Named Executive Officer's relocation to Phoenix, Arizona.
(3) Mr. Carr entered into a severance agreement with the Company effective October 24, 2000 pursuant to which he resigned as Sr. Vice President and Chief Financial Officer of e-dentist.com. Mr. Carr was paid $64,000 by e-dentist.com pursuant to the agreement and forfeited all options to acquire shares of e-dentist.com common stock previously issued to him.
(4) Dr. Reed's employment agreement previously provided for bonus payments aggregating $1,250,000 payable by e-dentist.com in installments of $10,000 on closing of each future dental practice affiliation subsequent to March 30, 1998 until the bonus was paid in full. During the fiscal year ended March 31, 2001, Dr. Reed was paid $120,000 of this bonus. Dr. Reed's employment agreement expired on March 31, 2001, and the remainder of the bonus payment in the amount of $248,000 is in dispute.
(5) Mr. Bonagura's employment agreement expires on July 16, 2001 and is not expected to be renewed.

OPTION GRANTS

The following table provides information on stock option grants to the Named Executive Officers in the fiscal year ended March 31, 2001 under the Stock Plan.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                NUMBER OF
                               SECURITIES
                               UNDERLYING          % OF TOTAL
                                 OPTIONS        OPTIONS GRANTED           GRANT                              PRESENT
                                 GRANTED        TO EMPLOYEES IN      EXERCISE PRICE       EXPIRATION          VALUE
                               FISCAL YEAR        FISCAL YEAR            ($/SH.)             DATE            ($) (7)
                               -----------      ---------------      --------------       ----------         -------
James M. Powers, Jr.             7,500(1)            0.9%                  .50              9/28/10           2,584
                                22,500(2)            2.8%                  .50              9/28/10           7,751
                               150,000(3)           18.6%                  .50              9/29/10          35,655
                                   156(4)            0.0%                  .50              1/12/06              40

Charles Sanders                  5,000(1)            0.6%                  .50              9/28/10           1,723
                                15,000(2)            1.9%                  .50              9/28/10           5,168
                                25,000(3)            3.1%                  .50              9/29/10           5,943

James L. Dunn, Jr.               5,000(1)            0.6%                  .50              9/28/10           1,723
                                15,000(2)            1.9%                  .50              9/28/10           5,168
                                65,000(3)            8.1%                  .50              9/29/10          15,451

Omer K. Reed, DDS                2,500(1)            0.3%                  .50              9/28/10             861
                                 7,500(2)            0.9%                  .50              9/28/10           2,584
                                 5,000(5)            0.6%                  .56              8/28/10           1,937

Glenn J. Bonagura               50,000(6)            6.2%                 1.00              9/30/10           9,280
                                 5,000(1)            0.6%                  .50              9/28/10           1,723
                                15,000(2)            1.9%                  .50              9/28/10           5,168
                                50,000(6)            6.2%                 1.00              9/29/10          11,885

----------
(1)  Vest 100% on April 1, 2001.
(2)  Vest monthly over 3 years in 1/36 increments beginning May 1, 2001.
(3)  Vest monthly over 4 years in 1/48 increments beginning October 1, 2000.
(4)  100% vested on March 31, 2001.
(5) Vest annually over 2 years in 50% increments beginning on the first anniversary of the date of grant.
(6) Vest semi-annually over 5 years in 10% increments beginning six months after the date of grant.
(7) Calculated using the following weighted-average assumptions: dividend yield of 0%, expected volatility of 65%, risk-free interest rate of 5.87% to 6.04% and expected life of seven years.

The following table sets forth certain information with respect to unexercised options to purchase e-dentist.com common stock held by the Named Executive Officers at March 31, 2001. (None of the Named Executive Officers exercised options in 2001.)

YEAR-END 2001 OPTION VALUES

                                   NUMBER OF SHARES                          VALUE OF UNEXERCISED
                                UNDERLYING UNEXERCISED                           IN THE MONEY
                                    OPTIONS HELD AT                             OPTIONS HELD AT
                                    MARCH 31, 2001                              MARCH 31, 2001
                           ---------------------------------       -----------------------------------------
                           EXERCISABLE         UNEXERCISABLE       EXERCISABLE (1)         UNEXERCISABLE (1)
                           -----------         -------------       ---------------         -----------------
James M. Powers, Jr.         221,823               363,750               --                        --
Charles Sanders               28,125               141,875               --                        --
James L. Dunn, Jr.            35,125               118,208               --                        --
Omer K. Reed, DDS              2,500                17,500               --                        --
Glenn J. Bonagura             10,000               110,000               --                        --

----------
(1) Value of unexercised in-the-money options is calculated based upon the difference, if any, between the option exercise price and the closing price of the common stock at year-end, multiplied by the number of shares underlying the options. The closing price per share of e-dentist.com common stock as reported on the AMEX on March 31, 2001 was $0.45. The exercise prices for the options previously granted to the Named Executive Officers range from $0.50 to $8.50 per share.

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with Dr. Powers, Mr. Sanders, Mr. Dunn, Dr. Reed and Mr. Bonagura. Each of these agreements provides for an annual base salary in an amount not less than the initial specified amount and entitles the employee to participate in all e-dentist.com's compensation plans in which other executive officers of e-dentist.com participate. Dr. Powers' original employment agreement provided that he serve as the Chairman, President and Chief Executive Officer of e-dentist.com for a term of two years commencing on November 13, 1998. Dr. Powers' subsequent employment agreement, executed on February 16, 2001, provides an annual base salary of $225,000 per annum, has a continuous two-year term and is subject to the right of e-dentist.com to terminate his employment at any time. Dr. Reed's employment agreement provides that he will serve as e-dentist.com's clinical officer and has a three-year term commencing on March 30, 1998. Dr. Reed's base salary during fiscal 2001 under the employment agreement was $87,500 per year, or as may be increased from time to time by the Board of Directors. Dr. Reed's employment agreement expired on March 31, 2001 and was not renewed. Mr. Sanders' current agreement, executed on February 16, 2001, has a continuous two-year term with an annual base salary of $175,000 and is subject to the right of e-dentist.com to terminate his employment at any time. Mr. Bonagura's employment agreement has a base salary of $175,000 and a term of one year, which expires on July 16, 2001. Mr. Bonagura's agreement is not expected to be renewed. Mr. Dunn's current agreement, executed on February 16, 2001, has a continuous two-year term with an annual base salary of $150,000 and is subject to the right of e-dentist.com to terminate his employment at any time. Dr. Powers, Mr. Sanders and Mr. Dunn are eligible to receive an annual cash bonus in accordance with the Company's Bonus Plan, which provides for a bonus of up to 35%, 25% and 25% respectively of Base Salary. For purposes of determining the applicable year's earnings per share change, the cash bonuses payable under all other employment agreements between e-dentist.com and its officers will be taken into account.

If e-dentist.com terminates the employee's employment without cause (as therein defined), Dr. Powers, Mr. Sanders and Mr. Dunn will be entitled to a payment equal to 12 months' salary. Dr. Powers, Mr. Sanders and Mr. Dunn's current employment agreement provide for a severance payment equal to one (1) year's compensation in the event of termination of the agreement and a change in control of the Company (as defined therein). Each of the foregoing agreements also contains a covenant limiting competition with e-dentist.com for one year following termination of employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of any transactions between the Company and members of the Board of Directors.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is responsible for establishing a general compensation policy for officers and employees of the Company, preparing any reports that may be required relating to officer compensation and approving any increases in director's fees. The Compensation Committee consists of Mr. Siegel, Mr. Maris (Deceased), and Mr. Collins. In fiscal 2001, the Compensation Committee approved, or in some cases recommended to the Board for the Board's approval, remuneration arrangements and compensation plans involving the Company's directors, executive officers and certain other employees whose compensation exceeds specified levels. The Compensation Committee also acts on the granting of stock options to executive officers under the Company's Stock Plan.

The Company's executive compensation program has been designed to assist the Company in attracting, motivating and retaining the executive talent necessary for the Company to maximize its return to stockholders. To this end, this program provides competitive compensation levels and incentive pay levels that vary based on corporate and individual performance.

The Company's compensation program for executives consists of three key elements: a base salary; a performance-based annual bonus; and periodic grants of stock options.

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short-term and long-term interests of its stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is dependent on maximizing long-term returns to stockholders. The annual bonus payable for fiscal 2001 will depend on the Company's operational performance in fiscal 2001.

BASE SALARY

Base Pay is designed to be competitive with salary levels for comparable executive positions at other companies and the Compensation Committee reviews such comparable salary information as one factor to be considered in determining the base pay for the Company's executive officers. Other factors the Compensation Committee considers in determining base pay for each of the executive officers are that officer's responsibilities, experience, leadership, potential future contribution and demonstrated individual performance. The Company has employment agreements with its Chief Executive Officer, the four other executive officers named in the Summary Compensation Table and certain of its other officers. These agreements provide for minimum base annual salaries the Company may increase, but cannot decrease. Any increases in these base salaries, the base salaries of the Company's other executive officers and any changes in those salaries will be based on recommendations by the Company's
Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer. Performance for base salary purposes will be assessed on a qualitative, rather than a quantitative, basis. No specific performance formula or weighting of factors will be used in determining base salary levels.

ANNUAL BONUS

For fiscal 2001, the Company determined that it was their preference to compensate the executive officers primarily in the form of long-term, equity-based compensation, and accordingly, made awards of stock options rather than cash bonuses. The Compensation Committee expects to base future annual bonuses on the Company's financial performance and the individual performance of the awardees, and intends to use qualitative, rather than quantitative, factors for this purpose.

STOCK PLAN

The objectives of the Stock Plan are to (i) attract and retain superior personnel for positions of substantial responsibility and (ii) provide employees, nonemployee directors and advisors with an additional incentive to contribute to the success of the Company.

Stock options align the interests of employees and stockholders by providing value to option holders through stock price appreciation only. The Compensation Committee expects that it will make future stock option or other long-term equity-based incentive awards periodically at its discretion based on recommendations of the Chief Executive Officer. Stock option grant sizes, in general, will be evaluated by regularly assessing competitive market practices, the overall performance of the Company the, size of previous grants and the number of options held. In addition, the Compensation Committee may consider factors including that executive's current ownership stake in the Company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options would encourage the executive to remain with the Company and the value of the executive's service to the Company. This posture with regard to stock options is intended to focus management's efforts on maximizing stockholder returns. The number of options granted to a particular participant will also be based on the Company's historical financial success, its future business plans and the individual's position and level of responsibility within the Company, but these factors will be assessed subjectively and not weighted.

FISCAL 2001 CHIEF EXECUTIVE OFFICER PAY

As described above, the Compensation Committee will consider several factors in developing an executive compensation package. For the Chief Executive Officer, these factors will include competitive market pay practices, performance level, experience, contributions toward achievement of strategic goals and the overall financial and operations success of the Company.

The Company entered into an initial employment agreement with Dr. Powers, the Company's Chief Executive Officer, in November 1998. The Company entered into a subsequent employment with Dr. Powers in November 2000 upon expiration of the initial agreement. That agreement has a continuous two-year term at an initial base compensation rate of $225,000 per annum plus a monthly car allowance of $750. Dr. Powers is eligible to receive an annual cash bonus in an amount up to 35% of his base salary upon achievement of certain performance targets. The Compensation Committee believes the terms of this agreement and the foregoing option award were appropriate. Executive compensation is an evolving field. The Compensation Committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the Committee reserves the right to alter its approach in response to changing conditions. This report will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act and will not be deemed filed under either of such statutes except to the extent that the Company specifically incorporates this information by reference.

The Compensation Committee:

         George M. Siegel, Chairman
         James H. Collins
         Anthony P. Maris (Deceased)

                                PERFORMANCE GRAPH

The following line graph compares the percentage change from date of public offering (March 30, 1998) through March 31, 2001 for (i) the e-dentist.com common stock, (ii) a peer group (the "Peer Group") of companies selected by the Company that are predominantly dental management companies located in the United States, and (iii) the AMEX Composite Index. The companies in the Peer Group are Interdent, Inc., Castle Dental Centers, Inc., Coast Dental Services Inc. and Monarch Dental Corp.

   THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL

                          Comparison of Total Returns*

                          March 30,  March 31,  March 31,  March 31,  March 31,
   Description              1998       1998       1999       2000       2001
   -----------              ----       ----       ----       ----       ----
e-dentist.com, Inc.         $100       $103       $ 20       $ 18       $  5
AMEX Composite Index        $100       $101       $ 97       $137       $123
Peer Group                  $100       $ 97       $ 38       $ 23       $  3

----------
* Total return based on $100 initial investment. The graph is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future financial performance. The total return on investment for the period shown for the Company, the AMEX Composite Index and the Peer Group is based on the stock price or composite index at March 30, 1998. The performance graph appearing above will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities
     Exchange Act of 1934, as amended (the "Exchange Act"), and will not be deemed filed under either of those Acts except to the extent that the Company specifically incorporates this information by reference.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     2.   The Audit Committee has discussed with PricewaterhouseCoopers LLP, the
          Company's  independent   accountants,   the  matters  required  to  be
          discussed by SAS 61 (Communication with Audit Committees).

     3. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, for filing with the Securities and Exchange Commission.

James H. Collins
Daniel T. Robinson, Jr.
Anthony P. Maris (Deceased)

                               SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. There were no beneficial owners of e-dentist.com, Inc. at March 31, 2001 with more than 10% ownership.

Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all its directors and executive officers during fiscal 2001 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

                              STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before April 15, 2002.

                         2001 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2001 WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO CHARLES SANDERS, SR. VICE PRESIDENT - CHIEF FINANCIAL OFFICER, E-DENTIST.COM, INC., 2999
N. 44TH STREET, SUITE 650, PHOENIX, ARIZONA, 85018. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Charles Sanders
----------------------------------------------
Charles Sanders
Sr. Vice President - Chief Financial Officer

Phoenix, Arizona

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

The Board of Directors (the "Board") of e-dentist.com, Inc., a Delaware corporation (the "Company"), approved and adopted the following Audit Committee Charter on June 7, 2000 to specify the composition, roles and responsibilities of the Audit Committee. As used in this Charter, (i) "Company" includes the Company and its subsidiaries unless the context otherwise requires, (ii) "Nasdaq/AMEX" means the Nasdaq National Market and the American Stock Exchange, and (iii) "SEC" means the Securities and Exchange Commission.

PURPOSE

The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting, financial reporting and related matters described below.

COMPOSITION

The Audit Committee shall consist of not less than three members, comprised solely of independent directors, each of whom shall not have: o been employed by the Company or its affiliates in the current or past three years;

     * accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, except for board service, retirement plan benefits or non-discretionary compensation;

     * an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

     * been a partner, controlling stockholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments, other than those which arise solely from investments in the Company's securities, that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     * been employed as an executive of another entity where any of the Company's executives serve on such entity's compensation committee. [Nasdaq/AMEX 4200(a)(14)]

In addition, each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Moreover, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. [Nasdaq/AMEX 4310(c)(26)(B)(i)] The qualifications required of Audit Committee members shall be interpreted in conformity with Rules 4200(a)(14) and 4310(c)(26)(B) of the Nasdaq/AMEX Marketplace Rules.

The Chairman of the Audit Committee shall be designated by the Board; provided that if a Chairman is not designated by the Board or present at a meeting, the Audit Committee may designate a Chairman by majority vote of the Audit Committee members then in office.

ROLES AND RESPONSIBILITIES

RELATIONSHIP WITH THE OUTSIDE AUDITORS

The Company's outside auditors are ultimately responsible to the Board and the Audit Committee, as representatives of the Company's stockholders. [Nasdaq/AMEX 4310(c)(26)(A)(iii)]

The Board and the Audit Committee, as the Company's stockholders representatives, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement). [Nasdaq/AMEX 4310(c)(26)(A)(ii) and (iii)] The Audit Committee also has the authority and responsibility to evaluate and make recommendations to the

Board regarding the selection and replacement of outside auditors (or the nomination of the outside auditors to be proposed for stockholder approval in any proxy statement). [Nasdaq/AMEX 4310(c)(26)(A)(ii) and (iii)]

The Audit Committee has the further authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement and proposed audit approach and to recommend such review or auditing steps as the Audit Committee may consider desirable.

The Audit Committee shall review and confirm the independence of the outside auditors by requiring that the outside auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the outside auditors and its related entities and the Company and its related entities, engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and taking, or recommending, that the Board take appropriate action to oversee the independence of the outside auditors. [Nasdaq/AMEX 4310(c)(26)(A)(ii)] In addition to disclosing all relationships between the outside auditors and its affiliates and the Company and its affiliates, the outside auditors' formal written statement shall also contain a confirmation that, in the outside auditors' professional judgment, it is independent of the Company within the meaning of the federal securities laws. [Nasdaq/AMEX 4310(c)(26)(A)(ii) and Independence Standards Board Standard No. 1]

Management is responsible for preparing the Company's financial statements. The Company's outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities.

INTERNAL CONTROLS

The Audit Committee shall evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls.

In consultation with management, the outside auditors and the internal auditors, the Audit Committee shall consider the Company's significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

The Audit Committee shall focus on the extent to which internal auditors and outside auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

The Audit Committee shall consider the extent to which internal control recommendations made by outside auditors have been implemented by management.

The Audit Committee shall request that the internal auditors and outside auditors keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal controls that come to their attention and such other matters as either the internal auditors or the outside auditors conclude should be brought to the attention of the Audit Committee.

FINANCIAL REPORTING

GENERAL

The Audit Committee shall review with management, the outside auditors and the internal auditors significant accounting and reporting issues applicable to the Company, including recent professional and regulatory pronouncements, and their impact on the financial statements.

ANNUAL FINANCIAL STATEMENTS

The Audit Committee shall meet with management and the outside auditors to review the annual financial statements and the results of the annual audit prior to the release to the public of the results of operations for each fiscal year. [SEC SK ss. 306(a)(1)]

The Audit Committee shall review the annual financial statements prior to release to the public or filing with the SEC. [SEC SK ss. 306(a)(1)]

The Audit Committee shall obtain explanations from management or from the outside auditors on whether:

     * Actual financial results for the year varied significantly from budgeted or projected results.

     * Changes in financial ratios and relationships in the annual financial statements are consistent with changes in the Company's operations and financing practices.

     *    Generally  accepted  accounting   principles  have  been  consistently
          applied in the annual financial statements.

     * There are any actual or proposed changes in accounting or financial reporting practices.

     *    There are any significant or unusual events or transactions.

     *    The  Company's   financial  and  operating  controls  are  functioning
          effectively.

     *    The Company has complied with the terms of loan agreements.

     * The annual financial statements contain adequate and appropriate disclosures.

The Audit Committee shall discuss with management and the outside auditors any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. [SEC SK ss. 306(a)(2) and note 29 to SEC Release 34-42266]

Based on the review and discussions with management and outside auditors contemplated by this Charter, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company's Form 10-K Annual Report. [SEC SK ss. 306(b)(4)]

The Audit Committee shall review the Management's Discussion and Analysis and other sections of the Company's Form 10-K Annual Report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations.

INTERIM FINANCIAL STATEMENTS

The Audit Committee shall meet with management and the outside auditors to review the interim financial statements and the results of the auditors' review thereof prior to the release to the public of the results for each quarter.

The Audit Committee shall review the quarterly financial statements prior to release to the public or filing with the SEC.

Obtain explanations from management or from the outside auditors on whether:

     * Actual financial results for the quarter or interim period varied significantly from budgeted or projected results.

     * Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company's operations and financing practices.

     *    Generally  accepted  accounting   principles  have  been  consistently
          applied in the quarterly financial statements.

     * There are any actual or proposed changes in accounting or financial reporting practices.

     *    There are any significant or unusual events or transactions.

     *    The  Company's   financial  and  operating  controls  are  functioning
          effectively.

     *    The Company has complied with the terms of loan agreements.

     * The interim financial statements contain adequate and appropriate disclosures.

COMPLIANCE WITH LAWS AND REGULATIONS

The Audit Committee shall review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation of and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

The Audit Committee shall periodically obtain updates from management regarding compliance.

The Audit Committee shall be satisfied that regulatory compliance matters have been considered in the preparation of the financial statements.

The Audit Committee shall review the findings of any examinations of the Company by regulatory agencies which have authority over the Company.

COMPLIANCE WITH CODES OF CONDUCT

The Audit Committee shall evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Company's codes of conduct and the guidelines for acceptable business practices.

The Audit Committee shall review the program for monitoring compliance with the codes of conduct.

OTHER RESPONSIBILITIES

The Audit Committee may meet with the outside auditors, the senior internal audit executive, management and any employee seeking to meet with the Audit Committee about any matter within its purview in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

The Audit Committee shall request that significant findings and recommendations made by the internal and outside auditors be received and discussed on a timely basis.

The Audit Committee shall review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

The Audit Committee shall review the policies and procedures in effect for considering officers' expenses and perquisites.

The Audit Committee shall perform other oversight functions as requested by the Board.

CHARTER SCOPE

The Audit Committee shall review and reassess the adequacy of this Charter at least annually. [Nasdaq/AMEX 4310(c)(26)(A)]

The Audit Committee shall submit this Charter to the Board for approval, and have the Charter published at least every three years in accordance with the rules of the SEC from time to time in effect. [SEC Schedule 14A Item 7(e)(iv)(A)]

REPORTING RESPONSIBILITIES

The Audit Committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations.

The Audit Committee shall annually prepare a report to stockholders as required by SEC rules for inclusion in the Company's proxy statement. [SEC SK ss. 306; SEC Schedule 14A Item 7(e)(3)]

MEETINGS

The Audit Committee shall meet at least four times annually and may meet more frequently as circumstances dictate.

Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company.

Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine.

The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management, the internal auditors and the outside auditors.

Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Audit Committee.

AUTHORITY

The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the outside auditors and the internal auditors as well as anyone in the Company.

The Audit Committee shall have the ability to retain, at the Company's expense, such special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibility for any particular matters.

                               E-DENTIST.COM, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                                PHOENIX, ARIZONA

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 2001

The undersigned hereby appoints James M. Powers, Jr. and James L. Dunn, Jr., or either of them, proxies for the undersigned, each with full power of substitution, to vote all shares of Common Stock of e-dentist.com, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders (the "Meeting") to be held on July 27, 2001, at 9:00 a.m., local time, at the Company's offices, 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018 and at any and all adjournments thereof for the following purposes:

(1)  Election of Class C Director:

[ ]  FOR the nominees  listed below (except as marked to the contrary below)
[ ]  WITHHOLD AUTHORITY to vote for the nominee listed below

     Nominee:  George M. Siegel.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)

--------------------------------------------------------------------------------

(2) Approval of the amendment of the Company's 1997 Stock Compensation Plan to increase the number of authorized shares under that plan to 3,500,000.

[ ]  FOR
[ ]  AGAINST
[ ]  ABSTAIN

(3) Approval of the Amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to EDT Learning, Inc.

[ ]  FOR
[ ]  AGAINST
[ ]  ABSTAIN

(4) Approval and Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Auditors for Fiscal 2002.

[ ]  FOR
[ ]  AGAINST
[ ]  ABSTAIN

(5) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

[ ]  FOR
[ ]  AGAINST
[ ]  ABSTAIN

                                      Dated

                                      _________________, 2001

PLEASE DATE AND SIGN ON REVERSE SIDE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS, "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES, "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME TO EDT LEARNING, INC. AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AS THE COMPANY'S INDEPENDENT AUDITORS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                        _______________________________
                                      Date

          _____________________________________________________________
                         Signature(s) of stockholders(s)

     Please complete, date and sign exactly as your name appears herein. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AS AGENT FOR THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.